Two Rivers Water & Farming Company 8-K

Exhibit 99.1

COMPANY SAFE HARBOR STATEMENT

The nature of the Company's (GrowCo, Inc. and Two Rivers Water & Farming Company) operations and the environment in which it operates subject it to changing economic, competitive, regulatory and technological conditions, risks and uncertainties. In connection with the "Safe Harbor" provisions of the Private Securities Legislation Reform Act of 1995, the Company notes the following factors could cause future results to differ materially from the forward looking statements, expectations and assumptions expressed or implied herein. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, without limitation, State and Federal laws regarding marijuana, the market price for marijuana, changes in applicable statutory and regulatory requirement regarding marijuana, uncertainties in the estimation of water available under decrees, costs of the factors of production of marijuana, uncertainties in the estimation of costs of farmland development and irrigation systems, the strength and financial resources of our competitors, our ability to find and retain skilled personnel, climatic and weather conditions, labor relations, availability and cost of material and equipment, delays in anticipated permit and construction dates, environmental risks, the results of financing efforts and the ability to meet capital requirements, uncertainties related to the real estate market generally and the development of projects we currently have under contract and general economic conditions. This presentation may contain "forward-looking statements," as that term is defined in Section 27A of the United States Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this presentation which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the inherent uncertainties associated with developing and acquiring land and water resources. These forward-looking statements are made as of the date of this presentation, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that the beliefs, plans, expectations and intentions contained in this presentation are reasonable, there can be no assurance that such beliefs, plans, expectations or intentions will prove to be accurate.

AGENDA

- Call meeting to order - Gregorak
- Proxy Proposal Voting – Gregorak
- 2016/2017 YTD in Review - Harding
  - Farming
  - GrowCo
  - Water – Water Redevelopment
- Questions
- Adjourn

TURV STOCK PRICES


TURV Historical Stock Prices
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
High
Low
YE Close Close

Two Rivers WATER & FARMING

2016/2017 REVIEW

- Capital Raised
  - Water Redevelopment Company
    - Round A: $252,273
    - Round B: $200,000
  - El Paso land second: $275,000
  - DFP
    - Hemp loan and full payback
    - Dissolution
  - New leadership
- GrowCo plans
- Water is the new focus
  - Cucharas
  - Orlando
    - Butte Valley – farming/hemp
    - Metro district water supply agreement

TWO RIVERS' WATER SYSTEM


Two Rivers
Huerfano Watershed, Colorado
Legend
Two Rivers Farms
Two Rivers Properties
Total Acres
Two Rivers Ditches
Other Ditches
Huerfano Watershed
Water Gauges
Two Rivers Recording Gauges

OPERATING HISTORY


20,000
15,000
10,000
5,000
-
(5,000)
(10,000)
(15,000)
2013
2014
2015
2016
2017
Total Revenue
Total Operating Expenses
Profit (Loss) from Operations
Total Other Income (Expenses)
Net (Loss) Income attributable to Two Rivers Water & Farming Company Common Shareholders

Two Rivers WATER & FARMING

REVENUE HISTORY


16000
14000
12000
10000
8000
6000
4000
2000
0
2013
2014
2015
2016
2017
Farm/Farmland Leasing
Water
GrowCo
Other

Two Rivers
WATER & FARMING